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                                                                   Exhibit 10.15

                                        March 15, 2000

SeraNova, Inc.
499 Thornall Street
Edison, New Jersey 08837

     Re: Common Stock Purchase

Dear Sirs:

     You have provided us with copies of the form of Stock Purchase Agreement, Stockholders Agreement and Registration Rights Agreement (the "Investment Agreements"), pursuant to which certain investors are on the date hereof purchasing 50 shares of Common Stock of SeraNova, Inc. (the "Company"). In consideration of the payment of $10,000 and other valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, Global Emerging Markets North America Inc. ("GEM") hereby covenants and agrees that, at the Company's option exercisable by written notice to GEM at any time prior to April 15, 2000, GEM will, or will cause its affiliates to, purchase from the Company up to 25 shares of Company Common Stock (the number of shares, up to but not exceeding 25, to be designated by the Company in its exercise notice to GEM). Such purchase and sale of Company Common Stock will be completed at the price and on the other terms and conditions as are contained in the Investment Agreements, and the parties hereto agree to execute and deliver comparable agreements upon the closing of the investment by GEM or its affiliates (which shall occur as promptly as practicable) if the Company exercises its option hereunder.



                                        Confirmed and Agreed:

                                        GLOBAL EMERGING MARKETS
                                          NORTH AMERICA INC.

                                        By:  /s/ Sanjay Pai
                                           --------------------
                                        Name:  Sanjay Pai
                                        Title: Director

Confirmed and Agreed:

SERANOVA, INC.


By: /s/ Ravi Singh
   --------------------------------

Name:  Ravi Singh
Title: Executive Vice President and
       Chief Financial Officer